Exhibit 4.1












                    THE KANSAS CITY SOUTHERN RAILWAY COMPANY

                           8.0% Senior Notes due 2015





                             UNDERWRITING AGREEMENT





























May 27, 2008

                                                                    May 27, 2008

To the Managers named in Schedule I hereto for the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

     The Kansas City Southern Railway Company , a Missouri corporation (the "Company") and wholly owned subsidiary of Kansas City Southern, a Delaware corporation (the "Parent"), proposes to issue and sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as managers (the "Managers"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") among the Company, the Parent, the entities named in Schedule III hereto as guarantors (collectively, and together with the Parent, the "Guarantors") and the Trustee identified in Schedule I hereto (the "Trustee"). If the firm or firms listed in
Schedule II hereto include only the Managers listed in Schedule I hereto, then the terms "Underwriters" and "Managers" as used herein shall each be deemed to refer to such firm or firms.

     The Parent has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to securities (the "Shelf Securities"), including the Securities, to be issued from time to time by the Parent or the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement," and the related prospectus covering the Shelf Securities dated May 23, 2008 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "Prospectus," and the term "preliminary prospectus" means any preliminary form of the Prospectus. For purposes of this Agreement, "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act, "Time of Sale Prospectus" means the preliminary prospectus together with the free writing prospectuses, if any, each identified in Schedule I hereto, and "broadly available road show" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "Basic Prospectus," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein. The terms "supplement," "amendment," and "amend" as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or free writing prospectus shall include all documents subsequently filed by or on behalf of the Parent or the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference therein.

     1. Representations and Warranties. Each of the Company and the Guarantors represents and warrants to and agrees with each of the Underwriters that, as of the date hereof and as of the Closing Date (as defined in Section 4):

     (a) The Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act and the Parent is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and neither the Company nor the Guarantors has received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and the Prospectus comply, and as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Time of Sale Prospectus does not, and at the time of each sale of the Securities in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

     (c) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, not to be unreasonably withheld, prepare, use or refer to, any free writing prospectus.

     (d) Each of the Parent and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company, the Guarantors and their respective subsidiaries, taken as a whole.

     (e) Each subsidiary of the Company and the Guarantors has been duly organized, is validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its organization, has the power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and is duly qualified to transact business and is in good standing (to the extent applicable) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (to the extent applicable) would not have a material adverse effect on the Company, the Guarantors and their respective subsidiaries, taken as a whole; all of the issued shares of capital stock of each corporate subsidiary of the Company and the Guarantors held by the Company or such Guarantors, as applicable, have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company or Guarantor, as applicable, free and clear of all liens, encumbrances, equities or claims.

     (f) This Agreement has been duly authorized, executed and delivered by the Company.

     (g) The authorized capital stock and capitalization of the Company conforms as to legal matters to the description thereof contained in the Time of Sale Prospectus.

     (h) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and each Guarantor and, when executed and delivered by the Company, the Guarantors and the Trustee, will be a valid and binding obligation of the Company and the Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

     (i) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and the Guarantors, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture.

     (j) The execution and delivery by the Company and the Guarantors of, and the performance by the Company and the Guarantors of their respective obligations under, this Agreement, the Indenture and the Securities, and the consummation of the transactions contemplated therein have been duly authorized by the Company and the Guarantors; the Company and the Guarantors have all power and authority to execute, deliver and perform their respective obligations under this Agreement, the Indenture and the Securities; and the execution, delivery and performance by the Company and the Guarantors of their respective obligations under this Agreement, the Indenture and the Securities will not (i) contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or the Guarantors or any agreement or other instrument binding upon the Company or the Guarantors or any of their subsidiaries that are material to the Company, the Guarantors and their subsidiaries, taken as a whole, (ii) result in an event or condition which gives the holder of any notes, debenture, or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Guarantors or any of their subsidiaries, or (iii) contravene, conflict with or constitute a breach of, or default under any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Guarantors or any of their subsidiaries and their respective operations, except to the extent that such contravention, violation, breach or default described in items (i) or (iii) above would not have a material adverse effect on the Company, the Guarantors and their subsidiaries, taken as a whole.

     (k) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of their respective obligations under this Agreement, the Indenture or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

     (l) The Company, the Guarantors and each of their subsidiaries own, possess or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate their properties and to carry on their business as conducted as of the date hereof and as described in the Time of Sale Prospectus, except to the extent that the failure to own, possess or obtain such licenses, permits, certificates, consents, orders, approvals and other authorizations would not have a material adverse effect on the Company, the Guarantors and their subsidiaries, taken as a whole; and neither the Company, the Guarantors nor any of their subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization.

     (m) The historical audited consolidated financial statements and notes of the Parent included or incorporated by reference in the Time of Sale Prospectus
(i) have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), (ii) present fairly in all material respects the financial condition, results of operations and cash flows of the Company, the Guarantors and each of their subsidiaries taken as a whole, and (iii) comply as to form in all material respects with the applicable accounting requirements of the Securities Act. No other financial statements are required to be included in the Time of Sale Prospectus.

     (n) The Company,  the Guarantors and each of their subsidiaries  maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) all transactions are recorded as necessary to permit preparation of financial statements in U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (o) The Company, the Guarantors and each of their subsidiaries has filed all tax returns (foreign, national, local or other) required to be filed and has paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

     (p) There has not occurred any material adverse change, or to the Company's knowledge, any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, the Guarantors and their subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus.

     (q) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company, the Guarantors or any of their subsidiaries is a party or to which any of the properties of the Company, the Guarantors or any of their subsidiaries is subject (i) other than proceedings that are accurately described in all material respects in the Time of Sale Prospectus and proceedings that would not have a material adverse effect on the Company, the Guarantors and their subsidiaries, taken as a whole, or on the power or ability of the Company or the Guarantors to perform their obligations under this Agreement, the Indenture or the Securities or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

     (r) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

     (s) None of the Company or any of the Guarantors is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus none of the Company or any of the Guarantors will be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (t) The Company, the Guarantors and their subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in each case, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company, the Guarantors and their subsidiaries, taken as a whole.

     (u) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company, the Guarantors and their subsidiaries, taken as a whole.

     (v) No material labor problem or dispute with the employees of the Company, the Guarantors or any of their subsidiaries exists or, to the knowledge of the Company, the Guarantors or any of their subsidiaries, is threatened or, to the knowledge of the Company or the Guarantors, is imminent, and to the knowledge of the Company, the Guarantors and any of their affiliates there is no existing or imminent labor disturbance by the employees of any of their respective principal suppliers, contractors or customers.

     (w) The Company, the Guarantors and each of their subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies engaged in the same or similar businesses; all such policies covering any of their business, assets, employees, officers and directors are in full force and effect; the Company, the Guarantors and each of their subsidiaries is in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company, the Guarantors or any of their subsidiaries under any such policy or instrument as to which any insurance company is denying liability of defending under a reservation of rights clause; and neither the Company, the Guarantors nor any of their subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue in their businesses.

     (x) No relationship, direct or indirect, exists between the Company, the Guarantors or any of their subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Guarantors or any of their subsidiaries on the other hand, which is required by the Securities Act to be described in the Time of Sale Prospectus which is not so described.

     (y) Neither the Company, the Guarantors nor any of their subsidiaries or affiliates, nor any director, officer, or employee, nor, to the knowledge of the Company or the Guarantors, any agent or representative of the Company, the Guarantors or of any of their subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any "government official" (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company, the Guarantors and their subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

     (z) The  operations  of the  Company,  the  Guarantors  and their  domestic subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company, the Guarantors and their subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Anti-Money

Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Guarantors or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company or the Guarantors, threatened.

     (aa) (i) The Parent represents that neither it nor any of its domestic subsidiaries (collectively, the "Entity") or, to the knowledge of the Entity, any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity ("Person") that is, or is owned or controlled by a Person that is:

               (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC") or other relevant sanctions authority (collectively, "Sanctions"), nor

               (B) located, organized or resident in a country or territory that
          is  the  subject  of   Sanctions   (including,   without   limitation,
          Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

          (ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

               (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

               (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

          (iii) The Entity represents and covenants that it has not knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

     (bb) The Parent is subject to and is reporting in accordance with the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all documents incorporated in the Time of Sale Prospectus comply in all material respects as to form with the applicable requirements of the Exchange Act.

     (cc) The statements in the Time of Sale Prospectus under the headings "Capitalization," "Description of the Notes" and "Certain United States Federal Income Tax Considerations" fairly summarize the matters described therein.

     (dd) There is and has been no failure on the part of the Parent and to the best of the Parent's knowledge, after due inquiry, any of the Parent's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act") applicable to the Parent, the Company or the Guarantors as of the date hereof.

     2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto.

     The Company hereby agrees that, without the written consent of the Managers, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date (as defined below), offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Securities (other than (a) the sale of the Securities under this Agreement and (b) the repurchase of the Company's 9 1/2% Senior Notes due 2008).

     3. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Time of Sale Prospectus.

     4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City on the closing date and time set forth in Schedule I hereto, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

     Payment for the Securities shall be made against delivery to you on the Closing Date for the respective accounts of the several Underwriters of the Securities registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid.

     5. Conditions to the Underwriters' Obligations. The several obligations of the Underwriters are subject to the following conditions:

     (a) Subsequent to the execution and delivery of this Agreement and on or prior to the Closing Date:

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company, any Guarantor or any of the securities of the Company or the Guarantors or any of their subsidiaries or in the rating outlook for the Company or any Guarantor by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or, to the Company's knowledge, any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company, the Guarantors and their subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

     (c) The Underwriters shall have received on the Closing Date an opinion of Sonnenschein Nath & Rosenthal LLP, outside counsel for the Company, dated the Closing Date in form and substance satisfactory to the Managers. Such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

     (d) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated the Closing Date in form and substance satisfactory to the Managers.

     (e) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

     6. Covenants of the Company. The Company covenants with each Underwriter as follows:

     (a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

     (b) Before amending or supplementing the Registration Statement in connection with the offering of the Securities, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to use or file any such proposed amendment or supplement to which you reasonably object.

     (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company with respect to the offering of the Securities and not to use or refer to any proposed free writing prospectus to which you reasonably object.

     (d) Not to take any action that would result in an Underwriter, the Parent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

     (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

     (f) If, during such period after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

     (g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

     (h) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated (other than by breach hereof by you), to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the Financial Industry Regulatory Authority, Inc., (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of the preparation, issuance and delivery of the Securities, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution," and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the

Securities by them and any advertising expenses connected with any offers they may make.

     (j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file or cause to be filed a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

     (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities, (ii) commercial paper issued in the ordinary course of business, (iii) the repurchase of the Company's 9 1/2% Senior Notes due 2008, or (iv) securities or warrants permitted with the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters).

     (l) To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by the Managers, and to file such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

     7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Parent or the Company being required to file or cause to be filed with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed or cause to be filed by the Parent or the Company thereunder, but for the action of the Underwriter.

     8. Indemnity and Contribution. The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, caused to be filed or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

     (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 88 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

     9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your reasonable judgment, impracticable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

     10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Securities.

     (b) The Company  acknowledges  that in connection  with the offering of the
Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

                              Very truly yours,

                              THE KANSAS CITY SOUTHERN RAILWAY COMPANY


                              By:
                                 ---------------------------------------
                                     Name:
                                     Title:






Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED

BANC OF AMERICA SECURITIES LLC

Acting severally on behalf of themselves and the several Underwriters named in
   Schedule II hereto

By:       Morgan Stanley & Co. Incorporated


By:
   -------------------------------------------
       Name:
       Title:

                                                                      SCHEDULE I





                                                    Morgan Stanley & Co. Incorporated
                                                    Banc of America Securities LLC
Managers:
      Manager authorized to release lock-up         Morgan Stanley & Co. Incorporated
         under Section 2:

      Manager authorized to appoint counsel         Morgan Stanley & Co. Incorporated
         under Section 8(c):

Indenture:                                          Indenture to be dated as of the Closing Date
                                                    among the Company, the Guarantors and the
                                                    Trustee

Trustee:                                            U.S. Bank National Association

Registration Statement File No.:                    333-130112

Time of Sale Prospectus                             1.       Prospectus dated May 23, 2008 relating
                                                             to the Securities,

                                                    2.       the Preliminary Prospectus Supplement
                                                             dated May 27, 2008 relating to the
                                                             Securities, and

                                                    3.       The free writing prospectus attached
                                                             hereto as Schedule IV, to be filed by
                                                             the Parent under Rule 433(d) of the
                                                             Securities Act.

Securities to be purchased:                         8.0% Senior Notes due 2015

Aggregate Principal Amount:                         $275,000,000

Purchase Price:                                     98.000% of the principal amount of the
                                                    Securities, plus accrued interest, if any, from
                                                    May 30, 2008


                                      I-1

Maturity:                                           June 1, 2015

Interest Rate:                                      8.0% per annum, accruing from May 30, 2008

Interest Payment Dates:                             June 1 and December 1 commencing December 1,
                                                    2008

Closing Date and Time:                              May 30, 2008   10:00 a.m.

Closing Location:                                   Shearman & Sterling LLP
                                                    599 Lexington Avenue
                                                    New York, New York 10022

Address for Notices to Underwriters:                Morgan Stanley & Co. Incorporated
                                                    1585 Broadway
                                                    New York, New York 10036

                                                    Banc of America Securities LLC
                                                    214 N. Tryon Street, 17th Floor
                                                    Charlotte, North Carolina 28255

Address for Notices to the Company:                 The Kansas City Southern Railway Company

                                                    c/o Kansas City Southern
                                                    P.O. Box 219335
                                                    Kansas City, MO 64105  64121-9335
                                                    Telecopy No.: 816-983-1198
                                                    Attention: Senior Vice President-Finance and
                                                    Treasurer


                                                                     SCHEDULE II


                                                                             Principal Amount of
                              Underwriter                                 Securities To Be Purchased
---------------------------------------------------------------------     --------------------------

Morgan Stanley & Co. Incorporated....................................            $  165,000,000

Banc of America Securities LLC.......................................                96,250,000

Scotia Capital (USA) Inc.............................................                 8,250,000

BMO Capital Markets Corp.............................................                 5,500,000
                                                                                   -------------
         Total.......................................................            $  275,000,000
                                                                                   =============


                                                                    Schedule III

                                 Note Guarantors

Kansas City Southern;
Gateway Eastern Railway Company;
PABTEX GP, LLC;
PABTEX I, L.P.;
SIS Bulk Holding, Inc.;
Southern Development Company;
Southern Industrial Services, Inc.; and
Trans-Serve, Inc.



                                     III-1

                                                                     Schedule IV

Issuer Free Writing Prospectus
Issued May 27, 2008




                    The Kansas City Southern Railway Company


                     $275,000,000 8.0% SENIOR NOTES DUE 2015
                            -------------------------

The following information supplements the Preliminary Prospectus Supplement of The Kansas City Southern Railway Company ("KCSR"), dated May 27, 2008, filed as part of Registration Statement Number 333-130112 in relation to the 8.0% Senior Notes due 2015.

Title of Securities:            8.0% Senior Notes due June 1, 2015 (the "Notes")

Aggregate Principal
Amount Offered:                 $275,000,000

Maturity:                       June 1, 2015

Price to Public:                100% per Note and accrued interest, if any

Net Proceeds to KCSR            $269,500,000
after Expenses:

Underwriting Discount:          2.0%

Interest Rate:                  8.0%

Interest Payment Dates:         June 1 and December 1 of each year, beginning on
                                December 1, 2008

Record Dates:                   May 15 and November 15

Optional KCSR may redeem some or all of the notes prior to June 1, 2012 by paying either 101% of the principal amount of the Notes or a "make whole" premium, whichever is greater, plus, in each case, accrued and unpaid interest, if any as set forth i the prospectus supplement.

                                KCSR may also redeem the Notes, in whole or in part, at any time on or after June 1, 2012. The redemption price for the Notes (expressed as a percentage of principal amount) will be as follows, plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period commencing on June 1 of any year set forth below:

                                Year                            Redemption Price
                                ------------------------------------------------

                                2012................................... 104.000%

                                2013................................... 102.000%

                                2014 and thereafter.................... 100.000%


                                In addition, at any time prior to June 1, 2011, KCSR may, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with net cash proceeds from specified equity offerings at the redemption price of 108.000% of the principal amount thereof, plus accrued and unpaid interest, if any.

Trade Date:                     May 27, 2008

Settlement                      May 30, 2008
Date:

CUSIP:                          485188 AG1


                                Underwriter                     Principal Amount
                                ------------------------------ -----------------

                                Morgan Stanley & Co. Incorporated   $165,000,000
                                Banc of America Securities LLC      $ 96,250,000
                                Scotia Capital (USA) Inc.           $  8,250,000
                                BMO Capital Markets Corp.           $  5,500,000




                                      IV-2